
RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

February 10, 2016

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Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,900 dedicated employees
- $5.0 billion in revenue in 2015
- 37,702 trucks sold in 2015
- 5.2-6.7% U.S. Class 4-8 market share in 2015
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH ENTERPRISES

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Commercial Vehicle Market

- Automotive strong; commercial and residential construction continues to improve
- Vocational markets drive need for aftermarket solutions (construction, refuse)
- Alternative fuel vehicles present long-term growth opportunity
- Credit available; energy and used trucks under microscope
- Market supply and demand negatively impacting used truck values
- Declining sales/service to the energy sector and related geographic regions







US Truck Retail Sales



350
300
250
200
150
100
50
Units ($000s)
Class 8
Class 4-7

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016E
Class 8	290	157	139	97	110	174	199	188	224	253	222
Class 4-7	277	239	173	111	118	146	164	180	200	218	218

Source: ACT Research

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- 118 locations in 21 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 5 million square feet of premium facilities







Peterbilt Division



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Navistar Division



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Rush Truck Centers Network



Solutions Network

- 118 Rush Truck Centers locations support all Rush businesses
- Capabilities for all makes and models
- Aftermarket parts
  - More than $200 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,416 service bays; 2,509 technicians; 29 collision centers
  - Complete range of maintenance solutions
  - 306 mobile service units; 204 technicians in customer shops
  - RushCare service and technology solutions
  - CNG/LNG service capabilities







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Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- Rush sales – more than 4,100 units since 2005
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 25 dedicated CNG locations
  - Natural gas service included in new facility construction and expansion
  - Mobile service
  - 165 certified technicians
- Natural gas fuel system installation


CNG | LNG

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Momentum Fuel Technologies

- Production began in 2015
- Innovative design and manufacturing capabilities
- Advanced safety features
- Installation expertise
- Nationwide service network
- Two configurations with more in development



U.S. CLASS 8 NATURAL GAS ADOPTION RATES



% US Class 8 Sales
Units (000)
60
50
40
30
20
10
0

2012	2013	2014	2015	2016	2017	2018	2019	2020
2%	3%	4%	3%	4%	5%	10%	17%	23%

Source: ACT Research

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in down cycle due to efficient expense management
- Entered up cycle at 106%; 92% in 2003
- 116% overall in 2015



ABSORPTION RATIO*
120
100
80
92
95
100
105
105
106
96
106
114
116
114
118
116
3
4
5
6
7
8
9
10
11
12
13
14
15

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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Quality of Earnings


100
80
60
40
20
0
36.9%
52.5%
Peak
20.1%
71.0%
Trough
28.3%
64.1%
2006
2009
2015

Class 8 Units	290,000	97,000	253,000

2015 GP Margin Truck Sales 6.6% | Parts/Service 36.4% | Rental and Leasing 11.5%

■ Parts and Service ■ Truck Sales ■ Other ■ Leasing and Rental

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Rush Annual Truck Sales



40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
9,052
5,469
1,019
4,649
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
16,874
11,241
1,665
7,922
13,300
11,500
1,900
8,500
38%
33%
5%
24%
2011
2012
2013
2014
2015
2016E
Used
Light–duty
Medium–duty
Class 8

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Commercial Vehicle Franchises

- Peterbilt, Class 6-8 – 51 locations, 10 states
- International, Class 5-8 – 57 locations, 10 states
- Ford, Class 3-7 – 6 locations, 6 states
- Hino, Class 5-7 – 31 locations, 11 states
- Isuzu, Class 4-5 – 31 locations, 10 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- Blue Bird – 19 locations, 1 state
- Collins – 25 locations, 1 state
- Elkhart – 18 locations, 1 state
- IC Bus – 35 locations, 7 states
- Jerr-Dan – 35 locations, 6 states
- Idealease – 31 locations, 8 states
- PacLease – 41 locations, 10 states

Rush Class 8 Customers

Rush 2015 US Class 8 market share – 6.7%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
LARGE
FLEETS
30-35%
OWNER-
OPERATOR
10-15%
MID-SIZE
FLEETS
15-20%

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Rush Class 4-7 Customers

Rush 2015 US Class 4-7 market share – 5.2%

- Vocational and specialty markets
- Ready to roll inventory
- National fleet accounts
- Market tied closely to the general economy


PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%

bright house NETWORKS JERR-DAN MASCO

PROBuild PODS Portable On Demand Storage Pierce

CANTEEN McCOY'S BUILDING SUPPLY

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Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 72 locations including 11 captive shops
- 7,800 units in truck fleet; 1,345 units under contract maintenance
- Growing need by customers for outsourced maintenance





LEASING AND RENTAL REVENUE



$ millions
$225
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$83
$100
$130
$178
$200
$216
2011
2012
2013
2014
2015
2016E

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Strategic Growth Initiatives

- 2020 financial goals
  - $7 billion in annual revenue
  - 4% pretax profit margin
- Growth goals and opportunities
  - Increase same store US parts market share from 4% to 6%
  - Expand vehicle technology and customer service solutions
  - Increase CNG fuel systems market share to 30% with Momentum Fuel Technologies
  - Increase US Class 8 market share to 8%
  - Increase US Class 4-7 market share to 7%
  - Continue evaluating acquisition and expansion opportunities
- Capital deployment
  - Enhanced investment discipline
  - Consistent shareholder return program








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Company at a Glance

Rush Truck Centers
Rush Bus Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Truck Leasing
Rush Truck Financing
Rush Truck Insurance Services
Rig Tough Truck Parts
Rig Tough Used Trucks
Momentum Fuel Technologies
Custom Vehicle Solutions
Perfection Truck Parts and Equipment
Chrome Country
World Wide Tires


IDEALEASE
CHROME COUNTRY

Historical Results

$ in millions, except per share amounts	2011	2012	2013	2014	2015
Revenue	$2,580.6	$3,090.6	$3,384.7	$4,727.4	$4,979.7
Gross Profit	$423.3	$500.8	$572.0	$756.0	$784.9
Gross Profit Margin	16.4%	16.2%	16.9%	16.0%	15.8%
Adjusted EBIT (1)*	$93.0	$105.6	$95.4	$133.2	$108.8
Adjusted EBIT Margin*	3.6 %	3.4 %	2.8 %	2.8%	2.2%
Adjusted Net Income (1)*	$55.2	$62.5	$55.8	$82.0	$66.1
Adjusted EPS (1)*	$1.42	$1.57	$1.38	$2.01	$1.61

(1) Excludes one-time charges related to W. Marvin Rush retirement accruals in 2013; and a one-time charge related to impairment of the company's aircraft in 2014.

*Non-GAAP financial measure – see Appendix

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Adjusted Return on Invested Capital

$ in thousands	2011	2012	2013	2014	2015
Total debt	$894,534	$984,157	$1,121,897	$1,487,641	$1,586,278
Adjustments					
Debt related to lease and rental fleet	($233,624)	($322,913)	($413,066)	($539,426)	($603,894)
Floor plan notes payable	($520,693)	($534,520)	($593,649)	($845,977)	($854,758)
Adjusted total debt*	$140,217	$126,724	$115,182	$102,238	$127,626
Cash and cash equivalents	($207,775)	($198,773)	($217,305)	($191,463)	($64,847)
Adjusted net debt*	($67,558)	($72,049)	($102,123)	($89,225)	$62,779
Shareholders' equity	$531,234	$607,946	$665,381	$764,339	$844,897
Adjusted invested capital*	$463,676	$535,897	$563,258	$675,114	$907,676
Adjusted return on invested capital (1)*	21.3%	21.1%	17.4%	21.5%	13.7%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

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Free Cash Flow

$ in thousands	2011	2012	2013	2014	2015
Net cash provided by (used in) operations	($81,369)	$219,336	$173,488	$88,937	$227,250
Acquisition of property/equipment	($148,543)	($170,951)	($191,584)	($260,820)	($367,790)
Free cash flow	($229,912)	$48,385	($18,096)	($171,883)	($140,540)
Adjustments:					
Draws (payments) on floor plan financing, net	$282,883	($20,667)	$46,085	$207,458	$31,568
Proceeds from lease/rental debt	$95,661	$144,639	$161,767	$214,622	$162,497
Principal payments on lease/rental debt	($62,754)	($68,950)	($90,018)	($112,414)	($138,813)
Debt proceeds related to acquisitions		($51,407)	($23,939)	($43,317)	($5,645)
Non-maintenance capital expenditures	$34,860	$24,427	$32,644	$63,256	$138,190
Adjusted free cash flow*	$120,738	$76,417	$108,443	$157,722	$47,257

*Non-GAAP financial measure – see Appendix

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RUSH
TRUCK CENTERS
CNG | LNG
SCHOOL BUS

RUSH ENTERPRISES

February 10, 2016

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Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance and assess capital structure of the Company. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2011	2012	2013	2014	2015
Net Income	$55,213	$62,455	$49,217	$79,957	$66,053
Adjustments					
W. Marvin Rush retirement payment accrual, net of tax			$6,574		
Aircraft impairment charge, net of tax				$2,083	
Adjusted Net Income*	$55,213	$62,455	$55,791	$82,040	$66,053
Diluted shares outstanding	39,014	39,688	40,506	40,894	41,093
Adjusted EPS*	$1.42	$1.57	$1.38	$2.01	$1.61

*Non-GAAP financial measure

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Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2011	2012	2013	2014	2015
Adjusted Net Income*	$55,213	$62,455	$55,791	$82,040	$66,053
Provision for Income Taxes	$34,964	$38,728	$36,047	$50,586	$41,750
Interest expense	$7,161	$13,017	$10,693	$11,198	$13,473
Depreciation and amortization	$20,084	$25,016	$29,925	$40,786	$43,859
Aircraft impairment charge, net of tax				($2,083)	
(Gain) Loss on sales of assets	($418)	($176)	($5)	($151)	$544
EBITDA*	$117,004	$139,040	$132,451	$182,376	$165,679
Adjustments					
Interest expense associated with floor plan notes payable	($3,959)	($8,449)	($7,089)	($8,432)	($13,054)
Adjusted EBITDA*	$113,045	$130,591	$125,362	$173,944	$152,625
Depreciation and amortization	($20,084)	($25,016)	($29,925)	($40,786)	($43,859)
Adjusted EBIT*	$92,961	$105,575	$95,437	$133,158	$108,776

*Non-GAAP financial measure